UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2021

FREYR Battery

(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412F, route d’Esch, L-2086 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 00 352 46 61 11 3721

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FREY	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 9, 2021 (the “Closing Date”), FREYR AS, a private limited liability company organized under the laws of Norway (“FREYR Legacy”), consummated a previously announced merger pursuant to that certain Business Combination Agreement, dated January 29, 2021 (the “Business Combination Agreement”), by and among Alussa Energy Acquisition Corp., a Cayman Islands exempted company (“Alussa”), Alussa Energy Sponsor LLC (“Sponsor”), FREYR Battery, a corporation in the form of a public limited liability company (société anonyme) incorporated under the laws of Luxembourg (“Pubco”), FREYR Legacy, ATS AS (“Shareholder Representative”), Norway Sub 1 AS, a private limited liability company organized under the laws of Norway (“Norway Merger Sub 1”), Norway Sub 2 AS, a private limited liability company organized under the laws of Norway (“Norway Merger Sub 2”), Adama Charlie Sub, a Cayman Islands exempted company (“Cayman Merger Sub”) and the shareholders of FREYR Legacy named therein (the “Major Shareholders”).

Pursuant to the Business Combination Agreement, (a) FREYR Legacy’s wind farm business (the “FREYR Wind Business”) was transferred to Sjonfjellet Vindpark Holding AS (“SVPH”), a private limited liability company incorporated by way of a Norwegian demerger (the “Norway Demerger”), resulting in such business becoming held by FREYR Legacy’s shareholders through SVPH, (b) Alussa merged with and into Cayman Merger Sub, with Alussa continuing as the surviving entity and a wholly owned subsidiary of Pubco (the “Cayman Merger” and the “First Closing”), (c) following the First Closing, Alussa distributed all of its interests in Norway Merger Sub 1 to Pubco, (d)  FREYR Legacy merged with and into Norway Merger Sub 2, with Norway Merger Sub 2 continuing as the surviving entity (the “Norway Merger”), (e)  Pubco acquired all preferred shares of Norway Merger Sub 1 (which were issued in exchange for the FREYR Legacy convertible preferred shares as a part of the Norway Merger) from certain former holders of FREYR Legacy preferred shares in exchange for a number of newly issued shares of Pubco and (f)  Norway Merger Sub 1 merged with and into Pubco, with Pubco continuing as the surviving entity (the “Cross-Border Merger”) (the events in (d), (e) and (f), the “Second Closing”) (the transactions contemplated by the Business Combination Agreement collectively, the “Business Combination”).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, upon consummation of the Norway Merger and Cross-Border Merger:

•	Each issued and outstanding unit of Alussa (an “Alussa Unit”) immediately prior to the effective time of the Cayman Merger (the “Cayman Effective Time”) was separated into its component parts (one Alussa Class A ordinary share and one-half of one Alussa Public Warrant);

•	Each issued and outstanding Class A ordinary share and Class B ordinary share of Alussa (each an “Alussa Ordinary Share”) immediately prior to the Cayman Effective Time was exchanged for the right of the holder thereof to receive one Pubco ordinary share (a “Pubco Ordinary Share”) or, in the case of dissenting shareholders who properly and validly exercised (and did not waive, withdraw, lose or failed to perfect) their statutory dissenter rights (“Dissent Rights”) with respect to the Cayman Merger under the Companies Act (2021 Revision), as amended of the Cayman Islands (“Cayman Companies Act”), if any, the right to receive the fair value of such holder’s Alussa Ordinary Shares and such other rights as are granted by the Cayman Companies Act;

•	Each issued and outstanding warrant of Alussa (an “Alussa Warrant”) immediately prior to the Cayman Effective Time was exchanged for one warrant of Pubco (a “Pubco Warrant”);

•	Each issued and outstanding share of FREYR Legacy, each with a nominal value of, after giving effect to the Norway Demerger, NOK 0.00993, (a “FREYR Legacy Ordinary Share”) immediately prior to the effective time of the Norway Merger was exchanged for the right of the holder thereof to receive corresponding shares of Norway Merger Sub 1;

•	Each issued and outstanding share of Norway Merger Sub 1 (other than shares of Norway Merger Sub 1 held by Pubco) immediately prior to the effective time of the Cross-Border Merger was exchanged for the right of the holder to receive 0.179038 Pubco Ordinary Shares (the “Exchange Ratio”); and

•	Each issued and outstanding option or warrant of FREYR Legacy (each a “FREYR Legacy Option” and “FREYR Legacy Warrant,” respectively), after giving effect to the Norway Demerger, immediately prior to the effective time of the Norway Merger, was exchanged for the holder thereof to receive Pubco Options and Pubco Warrants, respectively, determined based on the Exchange Ratio, with the exercise price of each such Pubco Warrant and Pubco Option being equal to the exercise price of the corresponding option or warrant of FREYR Legacy in effect immediately prior to the effective time of the Norway Merger, divided by the Exchange Ratio.

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Pubco. All references herein to the “Board” refer to the board of directors of Pubco. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement (the “Transactions” or the “Business Combination”), including the Norway Demerger, the Norway Merger, the Cayman Merger, the Cross-Border Merger and the transactions contemplated by subscription agreements entered into by Alussa and certain investors (the “PIPE Investors”) pursuant to which the PIPE Investors subscribed for an aggregate of 60,000,000 Ordinary Shares (the “PIPE Shares”) at a price of $10.00 per share for an aggregate purchase price of $600,000,000 (the “PIPE Investment”).

Item 1.01 Entry into a Material Definitive Agreement

Lock-up Agreements

In connection with the Transactions, as of the date of the Business Combination Agreement, certain FREYR Legacy shareholders, Pubco and Sponsor entered into Lock-Up Agreements. Pursuant to the Lock-Up Agreement, effective as of the date of the Second Closing (the “Second Closing Date”), and subject to certain limited exceptions (including with respect to the ability to pledge their shares as a part of commercial lending arrangements), the applicable FREYR Legacy shareholders and the Sponsor agree not to transfer any Pubco Ordinary Shares (including Pubco Ordinary Shares issued or issuable upon the exercise of FREYR Legacy options or warrants exchanged into options or warrants of Pubco), during the period commencing from the Second Closing and ending on the earliest of (a) one (1) year after the Second Closing Date, (b) a date subsequent to the Second Closing Date, if the last sale price of the Pubco Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Second Closing Date and (c) the date on which Pubco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Pubco’s shareholders having the right to exchange their Pubco Ordinary Shares for cash, securities or other property. The FREYR Legacy shareholders who are party to a Lock-Up Agreement shall be permitted to sell a certain number of Pubco Ordinary Shares to settle their tax liabilities.

The Sponsor also agrees not to transfer any Pubco Warrants (or Pubco Ordinary Shares issued or issuable upon the conversion of the Pubco Warrants), until 30 days after the Second Closing.

The foregoing description of the lock-up agreement is qualified in its entirety by the full text of the form of lock-up agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on June 30, 2021, Alussa held an extraordinary general meeting of shareholders (the “Alussa Special Meeting”) at which Alussa shareholders considered and adopted, among other matters, the proposed Business Combination Agreement. On July 9, 2021, the parties to the Business Combination Agreement consummated the Transactions.

Holders of 18,439,168 Class A ordinary shares of Alussa exercised their right to redeem such shares for cash at a price of approximately $10.08 per share for aggregate payments of approximately $185.9 million. At the Closing:

•	An aggregate of 17,498,332 Alussa Ordinary Shares were exchanged for an equivalent number of Pubco Ordinary Shares;

•	An aggregate of 14,375,000 warrants issued by Alussa in connection with its initial public offering were exchanged for an equivalent number of warrants of Pubco (the “Pubco Public Warrants”);

•	An aggregate of 8,750,000 warrants issued by Alussa in a private placement at the time of Alussa’s initial public offering were exchanged for an equivalent number of warrants of Pubco (the “Pubco Private Warrants”);

•	An aggregate of 1,500,000 warrants issued by Alussa upon the conversion of working capital loans were exchanged for an equivalent number of warrants of Pubco (the “Pubco Working Capital Warrants” and, together with the Pubco Public Warrants and Pubco Private Warrants, the “Publicly Traded Warrants”);

•	An aggregate of 209,196,827 FREYR Legacy Ordinary Shares were exchanged for 37,452,359 Pubco Ordinary Shares;

•	An aggregate of 15,000,000 FREYR Legacy Preferred Shares were exchanged for 1,489,500 Pubco Ordinary Shares;

•	An aggregate of 15,362,829 FREYR Legacy Warrants were exchanged for 2,750,528 warrants of Pubco; and

•	An aggregate of 4,749,792 FREYR Legacy Options were exchanged for 850,393 options of Pubco.

Following the Closing, 116,440,191 Ordinary Shares and 24,625,000 Publicly Traded Warrants were listed on New York Stock Exchange (the “NYSE”) under the symbols FREY and FREY WS, respectively.

In addition, following the Second Closing, the Sponsor transferred 100,000 Pubco Private Warrants to Peter Matrai, a member of the board of directors of Pubco, and 50,000 Pubco Private Warrants to each of Jan Arve Haugan, Chief Operating Officer and Deputy Chief Executive Officer of Pubco, Steffen Føreid, Chief Financial Officer of Pubco, Ryuta Kawaguchi, Chief Technology Officer of Pubco, Gery Bonduelle, Executive Vice President, Sales of Pubco, Einar Kilde, Executive Vice President, Projects of Pubco, Tove Ljungquist, Executive Vice President, Operations of Pubco, Are Brautaset, Chief Legal Officer of Pubco, and Hege Norheim, Executive Vice President, Human Resources, Sustainability & Communications of Pubco.

The material conditions of the Business Combination Agreement are described in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement on Form S-4 (File No. 333-254743), filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2021, in the subsection titled “The Business Combination Agreement” of the section titled “The Business Combination Proposal” beginning on page 103 of the Proxy Statement/Prospectus, and is incorporated herein by reference.

FORM 10 INFORMATION

Cautionary Note Regarding Forward-Looking Statements

Pubco believes that some of the information in this Current Report on Form 8-K constitutes forward-looking statements for the purposes of federal securities laws. You can identify these statements by forward-looking words such as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “possible,” “potential,” “anticipate,” “contemplate,” “believe,” “estimate,” “plan,” “predict,” “project,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

•	the expected benefits of the Business Combination;

•	Pubco’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	changes in Pubco’s strategy, future operations, financial position, estimated revenues and losses,

•	projected costs, prospects and plans;

•	the implementation, market acceptance and success of Pubco’s business models;

•	Pubco’s ability to scale its manufacturing capability in a cost-effective manner;

•	developments and projections relating to Pubco’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on Pubco’s business and the actions Pubco may take in response thereto;

•	Pubco’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which Pubco will be an emerging growth company under the JOBS Act;

•	Pubco’s future capital requirements and sources and uses of cash;

•	Pubco’s ability to obtain funding for its operations;

•	Pubco’s business, expansion plans and opportunities;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•	Pubco’s relationship with 24M, including the licensing and services agreement with 24M to use 24M’s process technology and accelerate Pubco’s time to market.

Pubco believes it is important to communicate its expectations to its security holders. However, there may be events in the future that Pubco is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in the Proxy Statement/Prospectus, including in the section titled “Risk Factors” beginning on page 63 of the Proxy Statement/Prospectus, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Pubco in such forward-looking statements, including among other things:

•	changes adversely affecting the battery industry and the development of existing or new technologies;

•	the effect of the COVID-19 pandemic on Pubco’s business;

•	the outcome of any legal proceedings that may be instituted against Pubco following the announcement of the Business Combination and transactions contemplated thereby;

•	the risk that the Business Combination disrupts current plans and operations of Pubco;

•	Pubco’s ability to recognize the benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitably;

•	costs related to the Business Combination;

•	the failure of 24M technology or Pubco’s batteries to perform as expected;

•	24M or other future counterparties will provide similar licenses to other manufacturers which will increase Pubco’s competition;

•	Pubco’s ability to manufacture battery cells and to develop and increase its production capacity in a cost-effective manner;

•	the electrification of energy sources does not develop as expected, or develops more slowly than expected;

•	technological developments in existing technologies or new developments in competitive technologies that could adversely affect the demand for Pubco’s battery cells;

•	general economic conditions;

•	increases in the cost of electricity or raw materials and components;

•	Pubco’s ability to protect its intellectual property;

•	changes in applicable laws or regulations, including environmental and export control laws;

•	Pubco’s ability to retain key employees;

•	Pubco’s business strategy and plans;

•	Pubco’s ability to target and retain customers and suppliers;

•	the failure to build Pubco’s finance infrastructure and improve its accounting systems and controls;

•	the inability of Pubco to assert, enforce and otherwise protect against unauthorized use of intellectual property rights licensed from 24M, which could result in its competitors using the intellectual property to offer products;

•	the outcome of any legal proceedings relating to Pubco’s products and services, including intellectual property or product liability claims;

•	whether and when Pubco might pay dividends;

•	the ability of Pubco to source its materials from an ethically- and sustainably-sourced supply chain; and

•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

All forward-looking statements included herein attributable to Pubco or any person acting on Pubco’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Pubco undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Business and Properties

Reference is made to the disclosure contained in the Proxy Statement / Prospectus in the sections titled “Industry Overview” beginning on page 194 and “Information about FREYR” beginning on page 197, each of which is incorporated herein by reference. On June 8, 2021, Legacy FREYR and Mo Industripark amended their Letter of Intent, dated November 20, 2020, to extend from June 30, 2021 to October 31, 2021, the deadline for the offer to FREYR Battery to lease certain areas from Mo Industripark AS.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement / Prospectus in the section titled “Risk Factors” beginning on page 63, which is incorporated herein by reference.

Selected Historical Information

FREYR Legacy’s selected historical consolidated statements of operations and cash flows information for the years ended December 31, 2020 and 2019 and the three-months ended March 31, 2021 and 2020, and its selected historical consolidated balance sheet information as of December 31, 2020 and 2019 and March 31, 2021 are included in the Proxy Statement/Prospectus in the section titled “Selected Historical Financial Information” in the subsection titled “FREYR” beginning on page 39 of the Proxy Statement/Prospectus, and are incorporated herein by reference. Pubco’s selected historical consolidated balance sheet information as of May 31, 2021 is included in this Current Report on Form 8-K in Exhibit 99.2, and is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Pubco for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Alussa’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 189 of the Proxy Statement/Prospectus and “FREYR’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 209 of the Proxy Statement/Prospectus, each of which is incorporated herein by reference.

Directors and Executive Officers

Pubco’s directors and executive officers after the consummation of the Business Combination are described in the section titled “Management of Pubco Following the Business Combination” beginning on page 223 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Following the Second Closing, the board of directors of Pubco established three standing committees: an audit and risk committee, a compensation committee and a nomination and corporation governance committee. The members of Pubco's audit and risk committee are Monica Tiúba, Daniel Barcelo and Olaug Svarva, and Monica Tiúba serves as the chairman of the audit and risk committee. The members of Pubco's compensation committee are Jeremy Bezdek and Mimi Berdal, and Jeremy Bezdek serves as the chairman of the compensation committee. The members of Pubco's nomination and corporate governance committee are German Curá and Olaug Svarva, and German Curá serves as chairman of the nomination and corporate governance committee.

Executive and Director Compensation

Prior to the First Closing, the sole shareholder of Pubco approved the compensation to the directors and officers of Pubco as well as to the members of the committees of the board of directors as described below. Such compensation is to be paid per annum on a 12-month basis.

•	US$ 100,000 per annum to each director of the Company;

•	US$ 35,000 per annum to the chairperson of the audit and risk committee and US$ 20,000 per annum to each other member of the audit and risk committee;

•	US$25,000 per annum to the chairperson of the compensation committee and US$ 10,000 per annum to each other member of the compensation committee; and

•	US$ 25,000 per annum to the chairperson of the nomination and corporate governance committee and US$ 10,000 per annum to each other member of the nomination and corporate governance committee.

A description of the compensation of the named executive officers and directors of FREYR Legacy and the compensation of the named executive officers and directors of Alussa before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” in the subsections titled ”Alussa Executive Officer and Director Compensation” beginning on page 230 of the Proxy Statement/Prospectus and the subsection titled “FREYR Executive Officer and Director Compensation” beginning on page 230 of the Proxy Statement/Prospectus, and is incorporated herein by reference.

At the Alussa Special Meeting, Alussa shareholders approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was also approved by the sole director of Pubco prior to the First Closing. The summary of the 2021 Plan set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” in the subsection titled “Narrative Disclosure to Named Executive Officers Summary Compensation Table—Pubco’s 2021 Plan” is incorporated herein by reference. A full copy of the 2021 Plan is attached hereto as Exhibit 10.32 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

PRINCIPAL SECURITYHOLDERS

The following table sets forth information regarding the beneficial ownership of Pubco Ordinary Shares as of July 9, 2021 by:

•	each of Pubco’s current officers and directors;

•	all of Pubco’s current officers and directors as a group;

•	each person known by Pubco to be the beneficial owner of more than 5% of the outstanding Pubco Ordinary Shares;

The beneficial ownership percentages set forth in the table below are based on 116,440,191 Pubco Ordinary Shares issued and outstanding as of July 9, 2021. We have deemed Pubco Ordinary Shares subject to warrants and options that are currently exercisable or exercisable within 60 days of July 9, 2021 to be outstanding and to be beneficially owned by the person holding the warrant or option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Directors and Named Executive Officers:
Daniel Barcelo(1)(7)	16,937,500	13.42%
Mimi Berdal	—	—
Jeremy Bezdek	—	—
German Curá	—	—
Peter Matrai(2)(7)	5,517,987	4.57%
Torstein Dale Sjøtveit(3)	9,229,568	7.93%
Olaug Svarva(4)	8,951	*
Monica Tiúba	—	—
Tom Einar Jensen(2)	5,417,987	4.57%
Steffen Føreid(7)	50,000	*
Ryuta Kawaguchi(7)	50,000	*
Einar Kilde(7)	244,452	*
All Directors and Executive Officers as a group (eighteen (18) persons)(5)(7)	32,297,409	25.06%
5% Holders:
Alussa Energy Sponsor LLC(1)	16,937,500	13.42%
ATS AS(3)	9,229,568	7.93%
Entities affiliated with Teknovekst NUF(6)	8,390,446	7.21%

*	Represents beneficial ownership of less than 1%

(1)	Includes 7,187,500 Pubco Ordinary Shares and 9,750,000 Pubco Ordinary Shares subject to warrants, which are exercisable 30 days following the Closing of the Business Combination. Daniel Barcelo may be deemed to beneficially own shares held by the Alussa Energy Sponsor LLC (the “Sponsor”) by virtue of his control over the Sponsor, as its managing member. Mr. Barcelo disclaims beneficial ownership of the Pubco Ordinary Shares held by the Sponsor other than to the extent of his pecuniary interest in such shares.

(2)	Includes 3,241,906 Pubco Ordinary Shares and 2,176,081 Pubco Ordinary Shares subject to warrants, which are exercisable within 60 days of July 9, 2021 held by EDGE Global LLC. Mr. Matrai and Mr. Jensen are co-owners of EDGE Global LLC. Each of Mr. Matrai and Mr. Jensen disclaims beneficial ownership of the shares held by EDGE Global LLC except to the extent of his pecuniary interest therein. The business address of EDGE Global LLC is 325 Chestnut Street, Philadelphia, PA 19106.

(3)	Mr. Sjøtveit and his wife are co-owners and Mr. Sjøtveit is a member and his wife is the chair of the board of directors of ATS Next AS. ATS AS is a wholly-owned subsidiary of ATS Next AS. Mr. Sjøtveit disclaims beneficial ownership of the shares held by ATS Next AS except to the extent of his pecuniary interest therein. The business address of ATS AS is Kleivveien 19 B, 1356, Bekkestua, Norway.

(4)	Includes 8,951 Pubco Ordinary Shares held by Primecon AS. Ms. Svarva and her husband, Jan Helgebostad, are co-owners of Primecon AS. Each of Ms. Svarva and Mr. Helgebostad disclaim beneficial ownership of the shares held by Primecon AS except to the extent of her or his pecuniary interest therein. The address of Primecon AS is Sollerudveien 36, 0283 Oslo.

(5)	Consists of 19,871,328 Pubco Ordinary Shares and 12,426,081 Pubco Ordinary Shares subject to warrants which are exercisable within 60 days of July 9, 2021.

(6)	Includes 8,390,446 Pubco Ordinary Shares held in the aggregate by Teknovekst Invest AS and Vanir Invest I AS (collectively, “Teknovekst”). Teknovekst NUF (a Norwegian branch of Teknovekst Ltd.), Vanir Invest Holding AS and Mr. Slettemoen share the power to direct the vote and disposition of securities held by Teknovekst Invest AS, and Teknovekst NUF holds more than 66.7% of the economic and voting interests in Teknovekst Invest AS. Teknovekst NUF and Vanir Invest Holding AS share the power to direct the vote and disposition of securities held by Vanir Invest I AS, and Teknovekst NUF holds more than 50.0% of the economic and voting interests in Vanir Invest I AS. Mr. Slettemoen is the sole owner and board member of Teknovekst Ltd. and Vanir Invest Holding AS, and directly or indirectly holds all of the ownership of the entities mentioned in this footnote. The business address of each of the entities and Mr. Slettemoen is Statsråd Ihlens vei 13, 2010, Strømmen, Norway.

(7)	Following the Second Closing, the Sponsor transferred 100,000 Pubco Private Warrants to Peter Matrai, a member of the board of directors of Pubco, and 50,000 Pubco Private Warrants to each of Jan Arve Haugan, Steffen Føreid, Ryuta Kawaguchi, Gery Bonduelle, Einar Kilde, Tove Ljungquist, Are Brautaset and Hege Norheim, each members of management of Pubco.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” on page 247 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Legal Proceedings

Certain law firms have made public statements about carrying out “investigations” in connection with the Business Combination. Three stockholders sent demands to Alussa seeking the issuance of additional disclosures regarding the proposed transaction. Prior to the Second Closing Date, these stockholders agreed that their demands had been rendered moot by certain disclosures made by the Company. In addition, on the Second Closing Date, the Company paid certain fees to the law firms representing the three stockholders and obtained a release of all claims from the stockholders.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

The Ordinary Shares of Pubco began trading on the NYSE under the symbol “FREY” on July 8, 2021. As of immediately after the Closing, there were approximately 96 registered holders of Ordinary Shares.

Pubco has not paid any cash dividends on its Ordinary Shares. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, Pubco’s results of operations, cash requirements, financial condition, contractual restrictions and the other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale of certain unregistered securities, which is incorporated herein by reference.

Description of Company’s Securities

The description of Pubco’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Pubco Securities” beginning on page 255 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Indemnification of Officers and Directors

Reference is made to the disclosure of indemnification obligations to directors and executive officers in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” in the subsection titled “Transactions Related to the Business Combination—Indemnification Agreements”, beginning on page 254 of the Proxy Statement/Prospectus, and in the section “The Business Combination Proposal” in the subsection titled “Final Amended Pubco Articles—Pubco Articles—Indemnification” beginning on page 142 of the Proxy Statement/Prospectus.

Change in the Registrant’s Certifying Accountant

Not Applicable.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

At the Closing, an aggregate of 209,196,827 FREYR Legacy Ordinary Shares were exchanged for 37,452,359 Ordinary Shares of Pubco, 15,000,000 FREYR Legacy Preferred Shares were exchanged for 1,489,500 Pubco Ordinary Shares, 15,362,829 FREYR Legacy Warrants were exchanged for 2,750,528 warrants of Pubco; and 4,749,792 FREYR Legacy Options were exchanged for 850,393 options of Pubco in reliance upon the exemptions provided under Regulation S promulgated under the Securities Act and Section 4(a)(2) of the Securities Act. Pursuant to a registration rights agreement entered into prior to the First Closing (the “Registration Rights Agreement”), we agreed that, within thirty (30) calendar days of the Closing, we will file with the SEC a resale registration statement registering the resale of certain Pubco Ordinary Shares and other equity securities of Pubco that are held by certain former shareholders of FREYR Legacy. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Concurrently with the execution of the Business Combination Agreement, Alussa and Pubco entered into subscription agreements (the “Subscription Agreements”) with each of the PIPE Investors, pursuant to which, at the Closing, the PIPE Investors subscribed for and purchased an aggregate of 60,000,000 PIPE Shares at a price of $10.00 per share for aggregate proceeds of $600,000,000. The PIPE Shares have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Pursuant to the Subscription Agreements, we agreed that, within thirty (30) calendar days of the Closing Date, we will file with the SEC (at our sole cost and expense) a registration statement registering the resale of the PIPE Shares. The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the subsection titled “The Business Combination Agreement” in the section titled “Business Combination Proposal”, beginning on page 103 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. Further reference is made to the information in Item 2.01 to this Current Report on Form 8-K, which information is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Transactions, Pubco ceased to be a shell company upon the Closing. The material terms of the Transactions are described in the section entitled “Business Combination Proposal” beginning on page 103 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

FREYR Battery announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, FREYR Battery’s website (www.freyrbattery.com), its investor relations website (ir.freyrbattery.com/overview/), and its news site (ir.freyrbattery.com/ir-news). FREYR Battery uses these channels, as well as social media, including its Twitter account (@FREYRBattery), LinkedIn account www.linkedin.com/company/freyrbattery, and Youtube page https://www.youtube.com/channel/UCo0NLMtaYsf2HfnDe6XtFLw , to communicate with investors and the public news and developments about FREYR Battery and other matters. Therefore, FREYR Battery encourages investors, the media, and others interested in FREYR Battery to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The balance sheet of FREYR Battery as of May 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

The financial statements of Alussa as of December 31, 2020 and 2019, for the year ended December 31, 2020 and for the period from June 13, 2019 (inception) through December 31, 2019 and the related notes thereto and report of independent registered public accounting firm, and the unaudited financial statements of Alussa for the three months ended March 31, 2021 and 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-49 and are incorporated herein by reference.

The financial statements of FREYR Legacy as of December 31, 2020 and 2019 and for the years then ended and the related notes thereto and report of independent registered public accounting firm, and the unaudited financial statements of FREYR Legacy for the three months ended March 31, 2021 and 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Pubco for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits

		Incorporated by reference				Filed or Furnished Herewith
Exhibit No.	Description	Form	File No.	Exhibit No.	Date Filed
2.1	Business Combination Agreement, dated as of January 29, 2021, by and among Alussa, FREYR, Sponsor, Pubco, Norway Merger Sub 1, Norway Merger Sub 2, Cayman Merger Sub, the Shareholder Representative and the Major Shareholders.	S-4	333-254743	2.1	3/26/2021
2.2	Plan of Merger (included as Annex C to the proxy statement/prospectus).	S-4	333-254743	2.2	3/26/2021
3.1	Consolidated Articles of Association of Pubco as of July 9, 2021					X
4.1	Form of Warrant Agreement between Alussa Energy Acquisition Corp., FREYR Battery and Continental Stock Transfer & Trust Company.	S-4/A	333-254743	4.1	5/27/2021
4.2	Specimen Warrant Certificate of Pubco (included in Exhibit 4.1).
10.1	Form of Lock-up Agreement (incorporated by reference to Annex E of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021
10.2	Form of Registration Rights Agreement (incorporated by reference to Annex F of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021
10.3	Form of Purchaser Shareholder Irrevocable Undertakings (incorporated by reference to Annex H of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021
10.4	Form of FREYR Shareholder Irrevocable Undertakings (incorporated by reference to Annex I of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021

10.5	Form of Preferred Share Acquisition Agreement (incorporated by reference to Annex J of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021
10.6	Form of Subscription Agreement (incorporated by reference to Annex G of FREYR Battery’s Form S-4).	S-4	333-254743		3/26/2021
10.7	Engagement Agreement, dated March 1, 2019, by and between FREYR AS and EDGE Global LLC.	S-4	333-254743	10.1	3/26/2021
10.8	Amendment to the March 2019 Engagement Agreement, dated July 1, 2020, by and between FREYR AS and EDGE Global LLC.	S-4	333-254743	10.2	3/26/2021
10.9†	License and Services Agreement, entered into on December 15, 2020, between 24M Technologies, Inc. and FREYR AS.	S-4/A	333-254743	10.3	5/7/2021
10.10†	First Amendment to License and Services Agreement, entered into on January 18, 2021, by and between 24M Technologies, Inc. and FREYR AS.	S-4/A	333-254743	10.4	5/7/2021
10.12	Letter of Intent between FREYR and Mo Industripark AS, dated 20 November 2020 regarding rental of building and first right of refusal for certain areas.	S-4	333-254743	10.5	3/26/2021
10.13	Amendment No. 1 to Letter of Intent between FREYR and Mo Industripark AS, dated 20 November 2020 regarding rental of building and first right of refusal for certain areas.					X
10.14+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Einar Kilde.	S-4/A	333-254743	10.6	5/7/2021
10.15+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Steffen Føreid.	S-4/A	333-254743	10.7	5/27/2021
10.16+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Tove Nilsen Ljungquist.	S-4/A	333-254743	10.8	5/27/2021
10.17+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Ryuta Kawaguchi.	S-4/A	333-254743	10.9	5/27/2021
10.18+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Are Brautaset.	S-4/A	333-254743	10.10	5/27/2021
10.19+	Employment Agreement entered into on May 26, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Jan Arve Haugan.	S-4/A	333-254743	10.11	5/27/2021
10.20+	Employment Agreement entered into on May 18, 2021 between FREYR AS (in its capacity as Norway Sub 2 AS, a subsidiary of FREYR Battery) and Hege Marie Norheim.	S-4/A	333-254743	10.12	5/27/2021
10.21+	Employment Agreement entered into on May 14, 2021 between FREYR Battery and Gery Bonduelle.	S-4/A	333-254743	10.13	5/27/2021
10.22+	Consultancy Agreement entered into on May 14, 2021 between FREYR Battery and Peter Matrai.	S-4/A	333-254743	10.14	5/27/2021

10.23+	Employment Agreement entered into on April 15, 2021 between FREYR AS and Kunwoo Lee.	S-4/A	333-254743	10.15	5/27/2021
10.24+	Executive Chairman Agreement entered into on June 6, 2021 between FREYR Battery and Torstein Dale Sjøtveit.					X
10.25+	Employment Agreement entered into on June 16, 2021 between FREYR AS and Tom Einar Jensen.					X
10.26+	FREYR AS Incentive Stock Option Plan, dated November 9, 2019.	S-4	333-254743	10.14	3/26/2021
10.27+	Option agreement by and between FREYR and EDGE Global LLC, dated May 15, 2019.	S-4	333-254743	10.15	3/26/2021
10.28+	Option agreement by and between FREYR and Steffen Føreid, dated July 24, 2020.	S-4	333-254743	10.16	3/26/2021
10.29+	Option agreement by and between FREYR and Tove Nilsen Ljungquist, dated September 30, 2020.	S-4	333-254743	10.17	3/26/2021
10.30+	Option agreement by and between FREYR and Jan Arve Haugan, dated December 31, 2020.	S-4	333-254743	10.18	3/26/2021
10.31+	Form of 2021 Equity Incentive Plan of Pubco (included as Annex D to the proxy statement/prospectus).	S-4	333-254743	10.19	3/26/2021
10.32	Investment Agreement by and between FREYR AS and Sumisho Metalex Corporation, dated December 4, 2020.	S-4	333-254743	10.20	3/26/2021
10.33	Promissory Note, dated as of June 14, 2019 issued to Alussa Energy Sponsor LLC.	S-1	333-234440	10.1	11/1/2019
10.34	Letter Agreement, dated November 25, 2019, by and among Alussa Energy Acquisition Corp., its officers, directors, Encompass Capital Advisors LLC and Alussa Energy Sponsor LLC.	8-K	001-39145	10.1	11/29/2019
10.35	Administrative Services Agreement, dated November 25, 2019, by and between Alussa Energy Acquisition Corp. and Alussa Energy Sponsor LLC.	8-K	001-39145	10.2	11/29/2019
10.36	Investment Management Trust Agreement, November 25, 2019, by and between Alussa Energy Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.	8-K	001-39145	10.2	11/29/2019
10.37	Registration Rights Agreement, dated November 25, 2019, by and among Alussa Energy Acquisition Corp. and certain security holders.	8-K	001-39145	10.4	11/29/2019
10.38	Private Placement Warrants Purchase Agreement, dated November 25, 2019, by and between Alussa Energy Acquisition Corp. and Alussa Energy Sponsor LLC.	8-K	001-39145	10.5	11/29/2019
10.39	Warrant Agreement, dated November 25, 2019, by and between Alussa Energy Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	001-39145	4.1	11/29/2019
10.40	Securities Subscription Agreement, dated June 14, 2019, between Alussa Energy Acquisition Corp. and Alussa Energy Sponsor LLC.	S-1	333-234440	10.5	11/1/2019
10.41	Form of Indemnity Agreement.	S-1/A	333-234440	10.7	11/19/2019
21.1	Subsidiaries of the Registrant.					X

99.1	Unaudited pro forma condensed combined financial information of Pubco for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.	X
99.2	Balance Sheet of FREYR Battery as of May 31, 2021.	X

+ Indicates management or compensatory plan.

† Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREYR BATTERY

	By:	/s/ Steffen Føreid
		Name:	Steffen Føreid
		Title:	Chief Financial Officer

Dated: July 13, 2021

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